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                                                                   EXHIBIT 99.2

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                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1995-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)


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RECEIVABLES

Beginning of the Month Principal Receivables:                                $          2,683,054,722.71
Beginning of the Month Finance Charge Receivables:                           $            124,500,103.29
Beginning of the Month Discounted Receivables:                               $                      0.00
Beginning of the Month Total Receivables:                                    $          2,807,554,826.00


Removed Principal Receivables:                                               $                      0.00
Removed Finance Charge Receivables:                                          $                      0.00
Removed Total Receivables:                                                   $                      0.00


Additional Principal Receivables:                                            $                      0.00
Additional Finance Charge Receivables:                                       $                      0.00
Additional Total Receivables:                                                $                      0.00


Discounted Receivables Generated this Period:                                $                      0.00


End of the Month Principal Receivables:                                      $          2,662,186,134.57
End of the Month Finance Charge Receivables:                                 $            123,715,555.73
End of the Month Discounted Receivables:                                     $                      0.00
End of the Month Total Receivables:                                          $          2,785,901,690.30


Special Funding Account Balance                                              $                      0.00
Aggregate Invested Amount (all Master Trust Series)                          $          2,300,000,000.00
End of the Month Transferor Amount                                           $            362,186,134.57
End of the Month Transferor Percentage                                                             13.60%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                                         RECEIVABLES


      30-59 Days Delinquent                                                  $             55,149,355.38
      60-89 Days Delinquent                                                  $             39,159,436.30
      90+ Days Delinquent                                                    $             74,731,729.27

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
      Total 30+ Days Delinquent                                              $            169,040,520.95
      Delinquent Percentage                                                                         6.07%

Defaulted Accounts During the Month                                          $             18,625,986.71
Annualized Default Percentage                                                                       8.33%

Principal Collections                                                                     357,098,184.12
Principal Payment Rate                                                                             13.31%

Total Payment Rate                                                                                 14.27%


INVESTED AMOUNTS


      Class A Initial Invested Amount                                        $            368,000,000.00
      Class B Initial Invested Amount                                        $             32,000,000.00


INITIAL INVESTED AMOUNT                                                      $            400,000,000.00

      Class A Invested Amount                                                $            368,000,000.00
      Class B Invested Amount                                                $             32,000,000.00

INVESTED AMOUNT                                                              $            400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                                                     14.91%
PRINCIPAL ALLOCATION PERCENTAGE                                                                    14.91%


MONTHLY SERVICING FEE                                                        $                500,000.00

INVESTOR DEFAULT AMOUNT                                                      $              2,776,836.60


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                                                        92.00%

      Class A Finance Charge Collections                                     $              6,446,587.65
      Other Amounts                                                          $                      0.00

TOTAL CLASS A AVAILABLE FUNDS                                                $              6,446,587.65

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
      Class A Monthly Interest                                               $              2,257,475.56
      Class A Servicing Fee                                                  $                460,000.00
      Class A Investor Default Amount                                        $              2,554,689.67

TOTAL CLASS A EXCESS SPREAD                                                  $              1,174,422.42


REQUIRED AMOUNT                                                              $                      0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                                         8.00%

      Class B Finance Charge Collections                                     $                560,572.82
      Other Amounts                                                          $                      0.00

TOTAL CLASS B AVAILABLE FUNDS                                                $                560,572.82

      Class B Monthly Interest                                               $                199,431.11
      Class B Servicing Fee                                                  $                 40,000.00

TOTAL CLASS B EXCESS SPREAD                                                  $                321,141.71


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                                          $              1,495,564.13


      Excess Spread Applied to Required Amount                               $                      0.00

      Excess Spread Applied to Class A Investor                              $                      0.00
      Charge Offs

      Excess Spread Applied to Class B Items                                 $                222,146.93

      Excess Spread Applied to Class B Investor                              $                      0.00
      Charge Offs

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
      Excess Spread Applied to Monthly Cash                                  $                 28,533.95
      Collateral Fee

      Excess Spread Applied to Cash Collateral                               $                      0.00
      Account

      Excess Spread Applied to other amounts owed                            $              1,244,883.25
      Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                                  $                     (0.00)


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                            $                      0.00


SERIES 1995-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                               $                      0.00
SERIES 1995-A

      Excess Finance Charge Collections Applied to                           $                      0.00
      Required Amount

      Excess Finance Charge Collections Applied to                           $                      0.00
      Class A Investor Charge Offs

      Excess Finance Charge Collections Applied to                           $                      0.00
      Class B Items

      Excess Finance Charge Collections Applied to                           $                      0.00
      Class B Investor Charge Offs

      Excess Finance Charge Collections Applied to                           $                      0.00
      Monthly Cash Collateral Fee

      Excess Finance Charge Collections Applied to                           $                      0.00
      Cash Collateral Account

      Excess Finance Charge Collections Applied to                           $                      0.00
      other amounts owed Cash Collateral Depositor
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
YIELD AND BASE RATE --


      Base Rate (Current Month)                                                                     8.91%
      Base Rate (Prior Month)                                                                       8.78%
      Base Rate (Two Months Ago)                                                                    8.39%

THREE MONTH AVERAGE BASE RATE                                                                       8.69%

      Portfolio Yield (Current Month)                                                              12.69%
      Portfolio Yield (Prior Month)                                                                 9.65%
      Portfolio Yield (Two Months Ago)                                                             11.87%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                                11.40%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                                                       92.00%

      Class A Principal Collections                                          $             48,978,615.64

CLASS B PRINCIPAL PERCENTAGE                                                                        8.00%

      Class B Principal Collections                                          $              4,259,010.06

TOTAL PRINCIPAL COLLECTIONS                                                  $             53,237,625.70

INVESTOR DEFAULT AMOUNT                                                      $              2,776,836.60

REALLOCATED PRINCIPAL COLLECTIONS                                            $                      0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                            $                      0.00
SERIES


CLASS A AMORTIZATION --

      Controlled Amortization Amount                                         $                      0.00
      Deficit Controlled Amortization Amount                                 $                      0.00

CONTROLLED DISTRIBUTION AMOUNT                                               $                      0.00

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
CLASS B AMORTIZATION --

      Controlled Amortization Amount                                         $                      0.00
      Deficit Controlled Amortization Amount                                 $                      0.00

CONTROLLED DISTRIBUTION AMOUNT                                               $                      0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL                          $             56,014,462.30
SHARING


INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                                 $                      0.00

CLASS B INVESTOR CHARGE OFFS                                                 $                      0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                      $                      0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                                      $                      0.00


CASH COLLATERAL ACCOUNT --

      Required Cash Collateral Amount                                        $             52,000,000.00
      Available Cash Collateral Amount                                       $             52,000,000.00


INTEREST RATE CAP PAYMENTS --

      Class A Interest Rate Cap Payments                                     $                      0.00
      Class B Interest Rate Cap Payments                                     $                      0.00


TOTAL DRAW AMOUNT                                                            $                      0.00
CASH COLLATERAL ACCOUNT SURPLUS                                              $                      0.00

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                                       First USA Bank, National Association,
                                       as Servicer


                                       By:   /s/ Tracie Klein
                                             ------------------------------
                                                 Tracie H. Klein
                                                 First Vice President